UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current report
Pursuant to section 13 or 15(d) of the
Securities exchange act of 1934

Date of report (Date of earliest event reported): October 3, 2013

WEINGARTEN REALTY INVESTORS
(Exact name of Registrant as specified in its Charter)

Texas	1-9876	74-1464203
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

2600 Citadel Plaza Drive, Suite 125, Houston, Texas 77008
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (713) 866-6000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.
In connection with the issuance and sale by Weingarten Realty Investors (the "Company") of $250 million aggregate principal amounts of its new series of 4.450% Senior Notes due 2024 (the "Notes"), on October 3, 2013, the Company entered into an Underwriting Agreement with J.P. Morgan Securities LLC, RBC Capital Markets, LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (collectively, the "Underwriters").
The offering of the Notes is described in the Company's Prospectus Supplement dated October 3, 2013 to the Prospectus dated October 7, 2011. The Notes were issued pursuant to the Company's existing shelf registration statement.
After deducting underwriting discounts and other offering expenses, the net proceeds from the sale of the Notes will be approximately $246.9 million. The Company intends to use a portion of these net proceeds to repay all amounts outstanding under its $500 million unsecured revolving credit facility, with net excess proceeds intended to be invested in short-term instruments and used to pay down future debt maturities or for general business purposes. Affiliates of certain of the underwriters are lenders under the Company’s $500 million unsecured revolving credit facility and will receive their pro rata portions of amounts repaid under this credit facility.
The description herein of the Underwriting Agreement is qualified in its entirety, and the terms therein are incorporated herein, by reference to the Underwriting Agreement filed as Exhibit 1.1 hereto.
ITEM 8.01. Other Events.
On October 3, 2013, the Company issued a press release announcing the pricing of the Company's offering of the Notes. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
ITEM 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
1.1
Underwriting Agreement, dated October 3, 2013, among Weingarten Realty Investors and J.P. Morgan Securities LLC, RBC Capital Markets, LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters.

99.1	Weingarten Realty Investors press release dated October 3, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2013

WEINGARTEN REALTY INVESTORS

By:    /s/ Joe D. Shafer
Joe D. Shafer
Senior Vice President/
Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
1.1
Underwriting Agreement, dated October 3, 2013, among Weingarten Realty Investors and J.P. Morgan Securities LLC, RBC Capital Markets, LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters.

99.1	Weingarten Realty Investors press release dated October 3, 2013.